SUPPLEMENT DATED AUGUST 11, 1995
                         TO THE STATEMENT OF ADDITIONAL
                                 INFORMATION OF
                        FRANKLIN NEW YORK TAX-FREE TRUST
                               DATED MAY 1, 1995


The second and third paragraphs under "The Trust's Underwriter - Distribution Plans (Intermediate-Term Fund and Insured Fund)" are revised to delete all references to the Intermediate-Term Fund and the Intermediate-Term Plan.